UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 8, 2016
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)

(407) 245-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated March 9, 2016 entitled “Darden Restaurants Announces Anticipated Third Quarter Results; Leadership Appointments,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto (other than the section thereof entitled “Leadership Appointments”), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Financial Officer

On March 9, 2016, the Company appointed Ricardo Cardenas, 48, as Senior Vice President, Chief Financial Officer, effective immediately. Mr. Cardenas had been Senior Vice President, Chief Strategy Officer of the Company since July 2015, prior to which he served as Senior Vice President, Finance, Strategy and Technology from July 2014 to July 2015. He was Executive Vice President of Operations for the Company’s LongHorn Steakhouse from June 2013 to July 2014 and Senior Vice President of Operations for LongHorn Steakhouse’s Philadelphia Division from June 2012 to June 2013. He served as Senior Vice President of Finance for Red Lobster, which the Company previously owned, from June 2010 to June 2012. Mr. Cardenas originally joined the Company in 1984 as an hourly employee and served in various positions of increasing responsibility, including Vice President of Finance for Olive Garden, prior to the positions described above.

Additional information about Mr. Cardenas and his appointment is included in the Company’s news release dated March 9, 2016 entitled “Darden Restaurants Announces Anticipated Third Quarter Results; Leadership Appointments” under the section entitled “Leadership Appointments,” which section is included in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Jeffrey A. Davis, the Company’s previous Senior Vice President, Chief Financial Officer, is departing the Company effective March 9, 2016.

Departure of President, Specialty Restaurant Group

On March 8, 2016, the Company and Harald E. Herrmann, President, Specialty Restaurant Group, agreed that Mr. Herrmann will leave the Company effective August 29, 2016. Mr. Herrmann has been appointed Senior Vice President, Special Projects effective March 9, 2016.

On March 8, 2016, Mr. Herrmann and the Company entered into a letter agreement which provides that Mr. Herrmann will remain actively employed, on an at will basis, through August 29, 2016 on employment terms substantially consistent with those currently in place. Mr. Herrmann also acknowledges in the agreement that neither his decision to leave the Company nor the execution of the transition plan related to his departure will trigger any “Good Reason” under his Management Continuity Agreement with the Company, as that term is defined therein.

Additional information about Mr. Herrmann and his departure from the Company is included in the Company’s news release dated March 9, 2016 entitled “Darden Restaurants Announces Anticipated Third Quarter Results; Leadership Appointments” under the section entitled “Leadership Appointments,” which section is included in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	News release dated March 9, 2016, entitled “Darden Restaurants Announces Anticipated Third Quarter Results; Leadership Appointments.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

	By:	/s/ Eugene I. Lee, Jr.
Eugene I. Lee, Jr.
Date: March 9, 2016		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release dated March 9, 2016, entitled “Darden Restaurants Announces Anticipated Third Quarter Results; Leadership Appointments.”